                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 4, 2000



                          CITADEL HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)

       Nevada                        1-8625                     95-3885184
------------------------         ----------------           -------------------
(State or other                    (Commission               (I.R.S. Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)

550 South Hope Street, Suite 1825
Los Angeles, CA                                                   90071
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (213) 239-0540

                          N/A
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       (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     On January 4, 2000 ("Effective Date"), Citadel Holding Corporation, a Nevada corporation (the "Company"), and its parent corporation, Citadel Holding Corporation, a Delaware corporation ("Citadel-Delaware"), completed a merger (the "Merger") of Citadel-Delaware with and into the Company, with the Company being the surviving corporation with a domicile in Nevada.

     In accordance with the Agreement and Plan of Merger between the companies, the Company succeeded to all of the assets and liabilities of its former parent. Upon the Effective Date of the Merger, each share of Common Stock of Citadel-Delaware existing immediately before the reincorporation was converted into .8 share of the Company's Class A Nonvoting Common Stock ("Class A Stock") and .2 share of the Company's Class B Voting Common Stock ("Class B Stock"). As the shares of Class A Stock and Class B Stock were issued in the same proportion to each stockholder, the voting interest represented by each shareholder's Class B Stock is equal to the voting interest represented by such stockholder's Common Stock immediately prior to the reincorporation.

     The stockholders of Citadel-Delaware are not required to take any action to effect the conversion from Common Stock to the Class A Stock and Class B Stock. However, ChaseMellon Shareholder Services, L.L.C. ("ChaseMellon"), as exchange agent, is conducting a mandatory exchange of the Common Stock certificates for certificates representing the Class A Stock and the Class B Stock. ChaseMellon is sending written notice to stockholders of record regarding the certificate exchange. No fractional shares will be issued. ChaseMellon will distribute, from funds deposited by the Company, a cash payment in lieu of fractional shares based on the rate of $3.10 per whole share. Said rate is the average closing price of the Citadel-Delaware Common Stock for the ten trading days immediately prior to the Effective Date.

     Pursuant to Regulation 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Class A Stock and the Class B Stock of the Company are deemed to be registered pursuant to Section 12(b) of the Exchange Act. In addition, Company has assumed all registration statements and reports filed by Citadel-Delaware under the either the Exchange Act or the Securities Act of 1933, as amended.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CITADEL HOLDING CORPORATION


Date: January 20, 2000              By: /s/ S Craig Tompkins
                                    ------------------------------
                                    S Craig Tompkins
                                    Vice Chairman



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